Exhibit 10.2.2

                             SECOND AMENDMENT TO
                     SWINE PRODUCTION SERVICES AGREEMENT


          THIS SECOND AMENDMENT TO SWINE PRODUCTION SERVICES AGREEMENT is entered into effective as of the 14th day of April, 1997, by and between ALLIANCE FARMS COOPERATIVE ASSOCIATION (hereinafter "Association") and FARMLAND INDUSTRIES, INC. (hereinafter "Farmland").

          WHEREAS, Association and Farmland are parties to a Swine Production Services Agreement, dated as of July 13, 1994, as amended by a First Amendment to Swine Production Services Agreement, dated as of July 26, 1996 (as so amended, the "Agreement");

          WHEREAS, Association and Farmland desire to amend the Agreement as hereinafter set forth;

          NOW, THEREFORE, in consideration of the mutual agreements contained herein, the parties hereto agree that the Agreement be amended as follows:

          1. The Agreement is hereby amended by modifying all references therein to the term "Operation" to refer to the substantial farrow to feeder pig operations and farrow to weaned pig operations commenced or to be commenced by Association.

          2. Section 2(c) of the Agreement (relating to services provided by Farmland) hereby is amended by inserting therein a reference to weaned pigs such that said Section 2(c) shall read in its entirety as follows:

               (c) logistical backup and coordination, including facilitating the acquisition, servicing, transportation and sale of genetic stock, breeding stock, weaned pigs and feeder pigs.

          3. Section 3(a) of the Agreement (relating to compensation provided to Farmland) hereby is amended by inserting therein a reference to the compensation payable with respect to weaned pigs such that said Section 3(a) shall read in its entirety as follows:

               (a) As compensation to Farmland, Association shall, on the first day of each month, pay Farmland the sum of (i) $1.00 per weaned pig shipped by the Operation (including gilts shipped by the Operation to Farmland pursuant to the provisions of Section 10 hereof), (ii) $1.00 per feeder pig shipped by the Operation (including gilts shipped by the Operation to Farmland pursuant to the provisions of Section 10 hereof), and (iii) $1.00 per feeder pig retained by the Operation for finishing as breeding stock (as may be evidenced by movement of any such pig from the nursery building or otherwise), during the immediately preceding month. This amount shall be increased, on an annual basis, by a percentage rate equal to the annual rate of inflation, as disclosed by the Consumer Price Index - Retail Index as published by the United States Department of Commerce using the Index for 1994 as the base year for purposes of the calculations required by this Section 3.

          4. The introductory clause of Section 4 of the Agreement (relating to Association's obligations) hereby is amended by inserting therein a reference to weaned pig operations such that said introductory clause of
     Section 4 shall read in its entirety as follows:

               OBLIGATIONS OF ASSOCIATION. In connection with the Operation, Association shall provide all capital, management and labor associated generally with the ownership and operation of a farrow to feeder pig operation, and farrow to weaned pig operation, of the size and type of the Operation and specifically shall provide the following:

          5. Sections 8(a) and (d) of the Agreement (relating to Farmland's right to purchase excess pigs) hereby are amended to grant Farmland the right to purchase excess weaned pigs by inserting in Sections 8(a) and (d) references to Weaned Pig Purchase Agreements such that said Sections 8(a) and (d) shall read in their entirety as follows:

               (a) If, at any time during the term of this Agreement, (i) Association produces more Qualifying Pigs (as defined in the Feeder Pig Purchase Agreements or Weaned Pig Purchase Agreements, as the case may be, entered into by Association members) than are made available by Association for purchase under the Feeder Pig Purchase Agreements or Weaned Pig Purchase Agreements, as the case may be, or to be used by Association in its breeding stock multiplier unit (such pigs representing said excess production being hereinafter collectively referred to as "Production Pigs"), or (ii) a member of Association fails to purchase Qualifying Pigs pursuant to a Feeder Pig Purchase Agreement or Weaned Pig Purchase Agreement, as the case may be, between Association and such member (the pigs not so purchased being hereinafter collectively referred to as "Default Pigs") (Production Pigs and Default Pigs being hereinafter collectively referred to as "Excess Pigs"), Association shall give Farmland notice by telephone of each such occurrence (the "Pig Notice").

                    *         *         *         *

               (d) In the event that Farmland timely exercises a right to purchase Excess Pigs granted hereunder, then Farmland shall purchase the Excess Pigs described in Farmland's notice described in subsection
          (b) of this Section upon the terms and conditions set forth in the Feeder Pig Purchase Agreement or Weaned Pig Purchase Agreement, as the case may be, to which Farmland is a party and which is then in effect; provided however, that with respect to the purchase of Production Pigs, the purchase price per pig shall be the average purchase price per pig sold by Association pursuant to the Feeder Pig Purchase Agreements or Weaned Pig Purchase Agreements, as the case may be, for the immediately preceding month, and that with respect to the purchase of Default Pigs, the purchase price per pig shall be the purchase price under the applicable Feeder Pig Purchase Agreement or Weaned Pig Purchase Agreement, as the case may be, with respect to such Default Pigs.

     In addition, the heading to Section 8 shall be amended to eliminate the reference to "Feeder Pigs" such that said shall read "Purchase of Excess Pigs by Farmland".

          6. Section 10(b) of the Agreement (relating to the price paid by Farmland for gilts to be finished into breeding stock) hereby is amended by inserting therein a reference to the price specified in Weaned Pig Purchase Agreements such that said Section 10(b) shall read in its entirety as follows:

               (b) PIG PURCHASE PRICE. The price per head, FOB shipping point, for the feeder pig gilts purchased by Farmland for finishing pursuant to this Section shall be the purchase price specified in the Feeder Pig Purchase Agreement as then in effect between Farmland and Association or, if no such agreement is then in effect, the purchase price specified in the most recent effective Feeder Pig Purchase Agreement between Farmland and Association. The price per head, FOB shipping point, for the weaned pig gilts purchased by Farmland for finishing pursuant to this Section shall be the purchase price specified in the Weaned Pig Purchase Agreement as then in effect between Farmland and Association or, if no such agreement is then in effect, the purchase price specified in the most recent effective Feeder Pig Purchase Agreement between Association and a member of the Association.

          7. The first sentence of Section 10(i) of the Agreement (relating to Association's disclaimers of warranties for gilts sold to Farmland) hereby is amended by inserting therein a reference to warranties provided in Weaned Pig Purchase Agreements such that said first sentence of Section 10(i) shall read in its entirety as follows:

               In connection with Association's sale of gilts to Farmland pursuant to this Section, ASSOCIATION MAKES NO WARRANTIES EITHER EXPRESS OR IMPLIED (A) WITH RESPECT TO FEEDER PIGS, OTHER THAN THOSE WARRANTIES EXPRESSLY PROVIDED IN THE FEEDER PIG PURCHASE AGREEMENT BETWEEN ASSOCIATION AND FARMLAND AS IN EFFECT AT THE TIME OF SALE OR, IF NO SUCH AGREEMENT IS THEN IN EFFECT, IN THE MOST RECENT EFFECTIVE FEEDER PIG PURCHASE AGREEMENT BETWEEN FARMLAND AND ASSOCIATION, AND
          (B) WITH RESPECT TO WEANED PIGS, OTHER THAN THOSE WARRANTIES EXPRESSLY PROVIDED IN THE WEANED PIG PURCHASE AGREEMENT BETWEEN ASSOCIATION AND FARMLAND AS IN EFFECT AT THE TIME OF SALE OR, IF NO SUCH AGREEMENT IS THEN IN EFFECT, IN THE MOST RECENT EFFECTIVE WEANED PIG PURCHASE AGREEMENT BETWEEN ASSOCIATION AND A MEMBER OF ASSOCIATION, AND (I) MAKES NO WARRANTY AS TO ANY SPECIFIC LEVEL OF PERFORMANCE WITH RESPECT TO ANY SWINE PURCHASED BY FARMLAND UNDER THIS SECTION, AND
          (II) DISCLAIMS ANY WARRANTIES OF MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE.

          8. The third sentence of Section 13 of the Agreement (relating to the survival of Farmland's right to purchase excess feeder pigs) hereby is amended by inserting therein a reference to weaned pigs such that said third sentence of Section 13 shall read in its entirety as follows:

          Notwithstanding the foregoing, however, the provisions of Section 8,
          (i) insofar as they relate to excess feeder pigs, shall survive any termination of this Agreement occurring within five (5) years after the date that the first feeder pigs are shipped by Association under any Feeder Pig Purchase Agreement between Association and any member of Association (the "First Shipment Date") until five (5) years after the First Shipment Date, and shall expire and be of no further force and effect with respect to excess feeder pigs that arise after five
          (5) years of the date of this Agreement, and (ii) insofar as they relate to excess weaned pigs, shall survive any termination of this Agreement occurring within five (5) years after the date that the first weaned pigs are shipped by Association under any Weaned Pig Purchase Agreement between Association and any member of Association (the "First Weaned Shipment Date") until five (5) years after the First Weaned Shipment Date, and shall expire and be of no further force and effect with respect to excess weaned pigs that arise after five (5) years of the date of the Second Amendment to this Agreement.

          9. Except as expressly amended hereby, all of the terms, conditions and provisions of the Agreement shall remain unamended and in full force and effect in accordance therewith and are hereby ratified and confirmed. The amendments provided herein shall be limited precisely as drafted and shall not constitute an amendment of any other term, condition or provision of the Agreement.

          IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment to Swine Production Services Agreement as of the day and year first above written.

                         ALLIANCE FARMS COOPERATIVE
                         ASSOCIATION


                         By:
                              Name:
                              Title:

                         FARMLAND INDUSTRIES, INC.

                         By:
                              Name:
                              Title: